UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549


                                      FORM 8-K
                                   CURRENT REPORT

       Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) October 3, 2005
                                                           ---------------



                            Roundy's Supermarkets, Inc.
                  ----------------------------------------------------
                 (Exact name of registrant as specified in its charter)


    Wisconsin                    002-94984                    39-0854535
 ---------------------      -------------------          ---------------------
(State or other           (Commission File Number)          (IRS Employer
 Jurisdiction of                                          Identification No.)
 Incorporation)


                 875 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202
       -----------------------------------------------------------------------
                 (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code (414) 231-5000
                                                             -------------

                            ----------------------
          (Former name or former address, if changed since last report)



      --------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Event
-----------------------------

On October 3, 2005, the Company issued a Press Release (Exhibit 99.1 attached hereto) announcing details of its undertaking to refinance substantially all of its existing indebtedness and to incur additional indebtedness through the various transactions and for the purposes more fully described in the Press Release.


Item 9.01         Financial Statements and Exhibits
---------------------------------------------------

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibit 99.1 Press Release issued by the Registrant on October 3, 2005.



                                          SIGNATURES
                                          ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Roundy's Supermarkets, Inc.
                                          ---------------------------
                                          (Registrant)



Date:    October 4, 2005                  BY:/s/DARREN W. KARST
         ---------------                  ---------------------------
                                          Darren W. Karst
                                          Executive Vice President
                                          and Chief Financial Officer